DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for
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Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed
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purposes of making a preliminary analysis of the referenced securities.
Recipient agrees and acknowledges that the Hypothetical Performance Data will be
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not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used
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in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

Prepared for TCW

---------------------------------------------------------------------------------------------------------------------------------
                                       Wachovia Mortgage Loan Trust 2005-WMC1
---------------------------------------------------------------------------------------------------------------------------------
                                                     $695,000,000
---------------------------------------------------------------------------------------------------------------------------------
                             60% Severity / 6 Month Lag / Triggers Failing / To Maturity
---------------------------------------------------------------------------------------------------------------------------------
 Class  Moody's  S&P   Fitch  Class Size   WAL *to   % of Cap  Libor Fwd   Libor Fwd     Libor Fwd    Libor Fwd       Initial
                                             call                CDR       Cum Losses     +200 CDR     +200 Cum    Subordination
                                                                                                        Losses
---------------------------------------------------------------------------------------------------------------------------------
   M1     Aa1    AA+     na   26,098,000       5.03              18.99       23.41%        17.97         22.47%        18.80%
   M2     Aa2    AA+     na   24,311,000       4.63              15.77       20.36%        14.70         19.30%        15.40%
   M3     Aa3     AA     na   15,730,000       4.42              13.82       18.38%        12.74         17.23%        13.20%
   M4      A1     AA     na   11,440,000       4.33              12.46       16.92%        11.37         15.72%        11.60%
   M5      A2     AA     na   12,155,000       4.26              11.07       15.38%         9.98         14.11%         9.90%
   M6      A3     A+     na   10,368,000       4.21               9.92       14.04%         8.82         12.72%         8.45%
   M7     Baa1    A+     na   11,440,000       4.17               8.66       12.51%         7.56         11.14%         6.85%
   M8     Baa2    A      na    8,223,000       4.13               7.77       11.40%         6.67         9.98%          5.70%
   M9     Baa3   BBB+    na    7,865,000       4.11               6.89       10.28%         5.81         8.84%          4.60%
  M10     Ba1    BBB+    na    5,720,000       4.08               6.24        9.41%         5.21         8.01%          3.80%
  M11     Ba2    BBB-    na    7,150,000       4.08               5.66        8.63%         4.65         7.22%          2.80%
---------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

[LINE GRAPH OMITTED]

   Period      1 mo LIBOR    6 mo LIBOR
            1       3.78938       4.01000
            2       3.87705       4.07352
            3       3.96722       4.12444
            4       4.06625       4.16357
            5       4.03482       4.18678
            6       4.05912       4.21946
            7       4.14021       4.24485
            8       4.16613       4.26193
            9       4.19266       4.27715
           10       4.21450       4.28769
           11       4.22332       4.30634
           12       4.23101       4.31504
           13       4.25005       4.32132
           14       4.25682       4.32785
           15       4.26162       4.33416
           16       4.32408       4.33955
           17       4.26978       4.33511
           18       4.27296       4.34130
           19       4.28488       4.34707
           20       4.28928       4.35116
           21       4.29292       4.35585
           22       4.29802       4.35897
           23       4.30109       4.37363
           24       4.30326       4.37670
           25       4.30866       4.37998
           26       4.31099       4.38629
           27       4.31269       4.39115
           28       4.37313       4.39758
           29       4.32210       4.39550
           30       4.32506       4.40226
           31       4.33939       4.41010
           32       4.34387       4.41801
           33       4.34890       4.42495
           34       4.35904       4.43173
           35       4.36376       4.44959
           36       4.36861       4.45618
           37       4.38178       4.46252
           38       4.38605       4.47192
           39       4.39003       4.48066
           40       4.45648       4.49079
           41       4.40471       4.49176
           42       4.41065       4.50256
           43       4.43116       4.51437
           44       4.43864       4.52278
           45       4.44680       4.53200
           46       4.46061       4.54254
           47       4.46579       4.55309
           48       4.47227       4.56358
           49       4.48444       4.57482
           50       4.49250       4.58294
           51       4.50393       4.59065
           52       4.52426       4.59855
           53       4.52942       4.60287
           54       4.53358       4.60925

           55       4.53565       4.61741
           56       4.53717       4.62636
           57       4.54086       4.63683
           58       4.55260       4.64855
           59       4.56094       4.65730
           60       4.57206       4.66766
           61       4.59076       4.67349
           62       4.59548       4.67800
           63       4.60013       4.68265
           64       4.60478       4.69166
           65       4.61001       4.69847
           66       4.61326       4.70886
           67       4.61842       4.71770
           68       4.62259       4.72499
           69       4.64541       4.73470
           70       4.64997       4.73937
           71       4.65517       4.74497
           72       4.66032       4.75536
           73       4.66509       4.76201
           74       4.67123       4.77094
           75       4.67556       4.78102
           76       4.68101       4.78948
           77       4.70567       4.79780
           78       4.71048       4.80540
           79       4.71619       4.81113
           80       4.72223       4.81991
           81       4.72765       4.83106
           82       4.73253       4.83907
           83       4.73879       4.85035
           84       4.74489       4.85841
           85       4.76993       4.86549
           86       4.77528       4.87108
           87       4.77999       4.87664
           88       4.78614       4.88101
           89       4.79095       4.89105
           90       4.79437       4.89896
           91       4.80019       4.90824
           92       4.80531       4.91753
           93       4.81043       4.92565
           94       4.83385       4.93328
           95       4.83976       4.94000
           96       4.84459       4.94382
           97       4.84983       4.94681
           98       4.85441       4.95672
           99       4.85853       4.96333
          100       4.86402       4.97135
          101       4.86876       4.98025
          102       4.87206       4.98810
          103       4.89611       4.99624
          104       4.90087       5.00244
          105       4.90525       5.00639
          106       4.91022       5.01034
          107       4.91452       5.01965
          108       4.91879       5.02650
          109       4.92336       5.03218

          110       4.92792       5.04087
          111       4.93193       5.04770
          112       4.95333       5.05536
          113       4.95877       5.06006
          114       4.96171       5.06496
          115       4.96724       5.07145
          116       4.97086       5.07763
          117       4.97530       5.08492
          118       4.97961       5.09315
          119       4.98391       5.10021
          120       4.98891       5.10681
          121       5.00855       5.11471
          122       5.01296       5.11880
          123       5.01781       5.12247
          124       5.02195       5.13105
          125       5.02609       5.13634
          126       5.03051       5.14320
          127       5.03494       5.15181
          128       5.03865       5.15708
          129       5.05710       5.16493
          130       5.06111       5.16789
          131       5.06510       5.17178
          132       5.06891       5.17928
          133       5.07231       5.18259
          134       5.07726       5.18754
          135       5.08006       5.19490
          136       5.08393       5.19928
          137       5.10026       5.20369
          138       5.10204       5.20873
          139       5.10609       5.21298
          140       5.10879       5.21715
          141       5.11233       5.22306
          142       5.11514       5.22663
          143       5.11951       5.23099
          144       5.12278       5.23663
          145       5.13459       5.23834
          146       5.13755       5.24072
          147       5.13905       5.24384
          148       5.14154       5.24549
          149       5.14377       5.24802
          150       5.14486       5.25280
          151       5.14802       5.25670
          152       5.15065       5.25894
          153       5.15267       5.26348
          154       5.16098       5.26530
          155       5.16360       5.26898
          156       5.16477       5.26913
          157       5.16583       5.26868
          158       5.16769       5.27226
          159       5.16880       5.27370
          160       5.17145       5.27471
          161       5.17231       5.27769
          162       5.17249       5.27935
          163       5.18051       5.28208
          164       5.17991       5.28347

          165       5.18100       5.28409
          166       5.18140       5.28427
          167       5.18258       5.28703
          168       5.18339       5.28673
          169       5.18459       5.28609
          170       5.18504       5.28828
          171       5.18542       5.28801
          172       5.18843       5.28843
          173       5.18836       5.28899
          174       5.18774       5.28913
          175       5.18900       5.29106
          176       5.18840       5.28992
          177       5.18891       5.28998
          178       5.18905       5.29047
          179       5.18920       5.28989
          180       5.19009       5.28887
          181       5.18819       5.28850
          182       5.18833       5.28754
          183       5.18844       5.28643
          184       5.18780       5.28758
          185       5.18756       5.28623
          186       5.18620       5.28651
          187       5.18707       5.28776
          188       5.18645       5.28620
          189       5.18731       5.28550
          190       5.18593       5.28547
          191       5.18462       5.28475
          192       5.18441       5.28595
          193       5.18324       5.28315
          194       5.18320       5.28227
          195       5.18277       5.28123
          196       5.18233       5.28132
          197       5.18265       5.27887
          198       5.18035       5.27969
          199       5.18107       5.28026
          200       5.18030       5.27851
          201       5.17849       5.27896
          202       5.17693       5.27721
          203       5.17673       5.27678
          204       5.17613       5.27746
          205       5.17517       5.27463
          206       5.17568       5.27282
          207       5.17396       5.27288
          208       5.17378       5.27106
          209       5.17354       5.26873
          210       5.17146       5.26896
          211       5.16915       5.26896
          212       5.16786       5.26759
          213       5.16749       5.26786
          214       5.16637       5.26613
          215       5.16671       5.26525
          216       5.16518       5.26482
          217       5.16411       5.26202
          218       5.16409       5.26071
          219       5.16259       5.25934

          220       5.16224       5.25803
          221       5.15784       5.25562
          222       5.15607       5.25570
          223       5.15595       5.25535
          224       5.15504       5.25507
          225       5.15412       5.25378
          226       5.15288       5.25157
          227       5.15235       5.25148
          228       5.15144       5.24855
          229       5.15088       5.24471
          230       5.14930       5.24453
          231       5.14395       5.24170
          232       5.14362       5.24051
          233       5.14214       5.23981
          234       5.14009       5.23908
          235       5.14123       5.23868
          236       5.13867       5.23754
          237       5.13809       5.23540
          238       5.13738       5.23259
          239       5.13593       5.23196
          240       5.13494       5.22960
          241       5.12885       5.22577
          242       5.12773       5.22553
          243       5.12629       5.22383
          244       5.12555       5.22284
          245       5.12439       5.22160
          246       5.12226       5.22021
          247       5.12263       5.22037
          248       5.12078       5.21734
          249       5.12007       5.21559
          250       5.11895       5.21425
          251       5.11298       5.21195
          252       5.11255       5.21009
          253       5.11034       5.20901
          254       5.10969       5.20722
          255       5.10893       5.20525
          256       5.10744       5.20467
          257       5.10641       5.20173
          258       5.10427       5.20058
          259       5.10431       5.20047
          260       5.10286       5.19760
          261       5.09825       5.19556
          262       5.09582       5.19508
          263       5.09518       5.19393
          264       5.09444       5.19443
          265       5.09263       5.19104
          266       5.09196       5.18931
          267       5.09088       5.18682
          268       5.08979       5.18578
          269       5.08942       5.18227
          270       5.08654       5.18207
          271       5.08187       5.18085
          272       5.08050       5.17921
          273       5.07980       5.17915
          274       5.07840       5.17712

          275       5.07838       5.17589
          276       5.07657       5.17498
          277       5.07523       5.17117
          278       5.07487       5.16942
          279       5.07309       5.16831
          280       5.07233       5.16602
          281       5.06671       5.16329
          282       5.06461       5.16356
          283       5.06471       5.16342
          284       5.06400       5.16150
          285       5.06258       5.16178
          286       5.06126       5.15920
          287       5.06092       5.15928
          288       5.05949       5.15613
          289       5.05814       5.15254
          290       5.05741       5.15219
          291       5.05149       5.14955
          292       5.05151       5.14747
          293       5.04970       5.14736
          294       5.04775       5.14643
          295       5.04918       5.14653
          296       5.04633       5.14498
          297       5.04576       5.14319
          298       5.04443       5.14083
          299       5.04376       5.14063
          300       5.04273       5.13761
          301       5.03751       5.13368
          302       5.03611       5.13407
          303       5.03481       5.13224
          304       5.03448       5.13106
          305       5.03304       5.13044
          306       5.03107       5.12901
          307       5.03181       5.12779
          308       5.02970       5.12663
          309       5.02910       5.12478
          310       5.02831       5.12208
          311       5.02240       5.12165
          312       5.02142       5.12014
          313       5.02037       5.11788
          314       5.01932       5.11775
          315       5.01797       5.11614
          316       5.01728       5.11560
          317       5.01620       5.11246
          318       5.01452       5.11095
          319       5.01420       5.11048
          320       5.01282       5.10770
          321       5.00822       5.10569
          322       5.00600       5.10533
          323       5.00536       5.10417
          324       5.00463       5.10470
          325       5.00287       5.10135
          326       5.00220       5.09904
          327       5.00113       5.09657
          328       5.00007       5.09557
          329       4.99969       5.09202

          330       4.99654       5.09191
          331       4.99220       5.09158
          332       4.99085       5.08970
          333       4.99046       5.08996
          334       4.98869       5.08786
          335       4.98801       5.08690
          336       4.98693       5.08621
          337       4.98552       5.08221
          338       4.98545       5.07952
          339       4.98332       5.07890
          340       4.98256       5.07632
          341       4.97711       5.07324
          342       4.97464       5.07380
          343       4.97466       5.07386
          344       4.97327       5.07220
          345       4.97254       5.07208
          346       4.97111       5.06926
          347       4.97103       5.06714
          348       4.96921       5.06623
          349       4.96786       5.06233
          350       4.96725       5.06049
          351       4.96080       5.05938
          352       4.96008       5.05779
          353       4.95897       5.05580
          354       4.95686       5.05611
          355       4.95686       5.05586
          356       4.95607       5.05307
          357       4.95460       5.05256
          358       4.95324       5.04990
          359       4.95281       5.04994
          360       4.95118       5.04675